Investment in Associated Companies	12 Months Ended
Dec. 31, 2019
Disclosure of associates [abstract]
Investment in Associated Companies
 Note 9 – Investment in Associated Companies

A.	Condensed information regarding significant associated companies

1.	Condensed financial information with respect to the statement of financial position

	ZIM		Qoros
	As at December 31,
	2019	2018	2019	2018
	$ Thousands
Principal place of business	International		China
Proportion of ownership interest	32%	32%	24%	24%

Current assets	630,817	746,636	570,764	724,697
Non-current assets	1,295,277	1,079,501	1,136,740	1,188,996
Current liabilities	(926,339)	(932,969)	(1,080,340)	(939,950)
Non-current liabilities	(1,252,022)	(1,117,180)	(503,193)	(534,720)
Non-controlling interests	(5,402)	(6,282)	-	-
Total net (liabilities)/assets attributable to the Group	(257,669)	(230,294)	123,971	439,023

Share of Group in net (liabilities)/assets	(82,454)	(73,694)	14,877	105,366
Adjustments:
Currency translation	-	-	20,571	33,818
Excess cost	166,724	165,290	-	-
Book value of investment	84,270	91,596	35,448	139,184

Investment in associated companies	84,270	91,596	35,448	69,592
Asset held for sale (1)	-	-	69,592	69,592

   *    As a result of the transaction described in Note 9.B.b.3, Share of Group in net (liabilities)/assets in Qoros in 2019 is 12%.

(1)  Refer to Note 9.B.b.3 for further details.

2.	Condensed financial information with respect to results of operations

	ZIM			Qoros*
	For the year ended December 31,
	2019	2018	2017	2019	2018	2017
	$ Thousands

Revenue	3,299,761	3,247,864	2,978,291	349,832	811,997	280,079

(Loss) / income **	(18,148)	(125,653)	6,235	(312,007)	(330,023)	(242,395)

Other comprehensive (loss) / income **	(9,999)	(6,057)	(3,871)	(8)	(23)	31

Total comprehensive (loss) / income	(28,147)	(131,710)	2,364	(312,015)	(330,046)	(242,364)

Kenon’s share of comprehensive
(loss) / income	(9,007)	(42,147)	756	(37,442)	(79,211)	(121,182)

Adjustments	1,432	13,290	8,538	386	873	(16)

Kenon’s share of comprehensive
(loss) / income presented in the books	(7,575)	(28,857)	9,294	(37,056)	(78,338)	(121,198)

*
The depreciation and amortization, interest income, interest expense and income tax expenses recorded by Qoros during 2019 were approximately $172 million, $6 million, $49 million and $33 thousand (2018: $129 million, $5 million, $42 million and $142 thousand; 2017: $102 million, $2 million, $50 million and $14 thousand) respectively.

**	Excludes portion attributable to non-controlling interest.

B.	Additional information

a.	ZIM

1. The container shipping industry is dynamic and volatile and has been marked in recent years by instability of market environment, which is characterized by a volatility in freight rates and bunker prices, including significant uncertainties in the global trade, mainly due to USA related trade restrictions. For further information on the impact of COVID-19 on ZIM, refer to Note 33.1.

As of December 31, 2019, ZIM’s total equity amounted to a negative balance of $252 million (compared to a negative balance of $224 million as of December 31, 2018) and its working capital amounted to a negative balance of $296 million, including an increase of $136 million related to the implementation of IFRS 16 (compared to a negative balance of $186 million as of December 31, 2018).

During the year ended December 31, 2019, ZIM recorded operating profit of $153 million (compared to operating loss of $23 million during the year ended December 31, 2018 and operating profit of $143 million during the year ended December 31, 2017) and net loss of $13 million (compared to net loss of $120 million during the year ended December 31, 2018 and net profit of $11 million during the year ended December 31, 2017).

As at December 31, 2019, ZIM complies with its financial covenants as amended (see below), ZIM’s liquidity amounts to $184 million (Minimum Liquidity required is $125 million).

In order to improve its financial position and liquidity, ZIM’s management took the following steps:

(a)	In 2016, ZIM approached some of its creditors for the purpose of rescheduling payments.

1)
Deferral of payments in a total amount of $116 million (the “Deferred Amounts”), during a period of up to 12 months starting on September 30, 2016, each creditor with relation to its specific contracts. The repayment of the Deferred Amounts will begin as from January 1, 2018 on a straight-line basis and will end on December 31, 2020 (the “Repayment Period”). In case any respective agreement expires before the end of the Repayment Period, the unpaid balance of Deferred Amounts will be paid in full upon expiration.

2)	The Deferred Amounts bear interest, at an annual rate of Libor + 2.8% paid quarterly in cash.

3)
ZIM granted security related to its rights and interests deriving from certain of its receivables, for securing the repayment of the Deferred Amounts. The balance of the secured Deferred Amounts as of December 31, 2019 was nil (2018: $58 million).

4)	In case of excess cash, as defined in the rescheduling agreements, a mechanism of mandatory prepayments of the abovementioned rescheduled amounts and their related accrued interest, will apply.

(b)	In 2018, ZIM obtained amendments to its financial covenants. Below are the current financial covenants of ZIM:

1)
Fixed Charge Cover ratio – During the period starting on (and including) September 30, 2018 and through (and including) December 31, 2019, all prior Fixed Charge Cover ratio requirements are waived. In the following periods, commencing March 31, 2020, the required ratio will be 0.90:1 and will remain at that level thereafter.

2)
Total Leverage ratio - During the period starting on (and including) September 30, 2018 and through (and including) December 31, 2019, all prior Total Leverage ratio requirements are waived. In the following periods, commencing March 31, 2020, the required ratio will be 9.00:1 and will remain at that level thereafter.

3)	Minimum Liquidity - Starting December 31, 2016 the minimum Liquidity required is at $125 million.

Under these amendments, it was also determined that if ZIM’s performance improves and certain conditions are met, the Fixed Charge Cover ratio and the Total Leverage ratio levels, as agreed at the restructuring, will be reinstated.

In the opinion of ZIM’s management and its Board of Directors, the updated forecast and the abovementioned actions with regards to rescheduling of payments and covenants amendments and waivers described above, enables ZIM to meet its liabilities and operational needs and to comply with the new set of financial covenants for a period of at least 12 months following the balance sheet date.

(c)
In 2019, ZIM entered into a revolving arrangement with a financial institution, subject to periodical renewals, for the recurring sale, meeting the criteria of “true sale”, of portion of receivables, designated by ZIM. According to this arrangement, an agreed portion of each designated receivable is sold to the financial institution in consideration of cash in the amount of the portion sold (limited to an aggregated amount of $90 million), net of the related fees. The collection of receivables previously sold, enables the recurring utilization of the above-mentioned limit. The true sale of the receivables under this arrangement meets the conditions for derecognition of financial assets as prescribed in IFRS 9.  Further to this arrangement, ZIM is required to comply with a minimum balance of cash (as determined in the agreement) in the amount of $125 million, as described above), as well with other requirements customarily applied in such arrangements.

As at December 31, 2019, the total amount of receivables sold to the financial institution, out of the above-mentioned limit, was $58 million. Prior to this arrangement, such receivables were secured by the Deferred Amounts, as described in Note 9.B.a.1.a. On August 2019, ZIM early repaid the outstanding balance of the Deferred Amounts in a total sum of $29 million. Subsequent to year end, the agreement was renewed to additional period ending February 2021.

2.
For the year ended December 31, 2016, Kenon recognized an impairment loss of $72 million in relation to its carrying value of ZIM. Based on a valuation performed at the end of 2017, Kenon recorded an impairment write-back of $29 million, bringing the carrying value of ZIM as at December 31, 2017 to $120 million. As at December 31, 2019 and 2018, Kenon did not identify any impairment indicators in relation to its carrying value in ZIM and hence no valuation analysis was performed and no additional impairment was recognized. As at December 31, 2019, the carrying value of ZIM is $84 million (2018: $92 million).

As at December 31, 2019, ZIM tested its assets for impairment (mainly its fixed and intangible assets). For the purpose of IAS 36, ZIM, which operates an integrated liner network, has one cash-generating unit, which consists of all of ZIM’s operating assets. ZIM estimated its recoverable amount on the basis of its value-in-use, using the discounted cash flow method. ZIM’s assumptions were made for the period ended December 31, 2024, and a representative year intended to reflect a long-term steady state. The impairment test resulted with a recoverable amount exceeding the carrying value by a considerable amount. Therefore, no impairment was recognized in ZIM’s financials in respect of the cash-generating unit.

b.	Qoros Automotive Co. Ltd. (“Qoros”)

1.
As at December 31, 2019, the Group holds a 24% equity interest in Qoros through a wholly-owned and controlled company, Quantum (2007) LLC (“Quantum”). Chery Automobiles Limited (“Chery”), a Chinese automobile manufacturer, holds a 25% equity interest and, following the transaction detailed below in Note 9.B.b.2, the remaining 51% interest is held by an entity related to the Baoneng Group (“New Qoros Investor” or “New Strategic Partner”).

2.	Qoros introduced a New Strategic Partner

In January 2018, the New Qoros Investor purchased 51% of Qoros from Kenon and Chery for RMB 3.315 billion (approximately $501 million) (“2018 investment”); this was part of an investment structure (“Investment Agreement”) to invest a total of approximately RMB 6.63 billion (approximately $1,002 million) by the New Qoros Investor. In connection with this investment, Kenon received total cash proceeds of RMB 1.69 billion ($260 million) from the dilution.

In July 2018, the relevant authorities in China approved the completion of a capital increase in Qoros of RMB 6.5 billion (approximately $932 million) including the conversion of existing shareholder loans owing from Qoros in the principal amount of RMB 944 million (approximately $143 million) to each of Kenon and Chery. Qoros’ shareholders (including the New Qoros Investor) invested a total of RMB 6.5 billion (approximately $982 million) in Qoros’ equity in proportion to their post-investment equity ownership to finalise the capital increase. The New Qoros Investor has advanced their proportionate share totaling RMB 3.315 billion (approximately $501 million) directly to Qoros. As a result, the New Qoros Investor invested RMB 6.63 billion (approximately $1,002 million) as part of this transaction. In August 2018, Kenon used RMB 0.62 billion (approximately $90 million) of the proceeds it received from the sale of its Qoros interests to partially fund their portion of the investment in Qoros together with the conversion of RMB 0.94 billion (approximately $137 million) of existing shareholder loans. The transaction did not involve any new money invested from Kenon and Kenon has no remaining obligations to Qoros as part of this transaction.

The investment agreement provided Kenon with a put option over its remaining equity interest in Qoros. During the three-year period beginning from the closing of the 2018 investment, Kenon had the right to cause the New Qoros Investor to purchase up to 50% of its remaining interest in Qoros at the time of the 2018 investment for up to RMB1.56 billion (approximately $220 million), subject to adjustments for inflation. The investment agreement further provided that from the third anniversary of the closing until April 2023, Kenon has the right to cause the Majority Shareholder in Qoros to purchase up to all of its remaining equity interests in Qoros for up to a total of RMB1.56 billion (approximately $220 million), subject to adjustment for inflation. Another company within the Baoneng Group effectively guarantees this put option by also serving as a grantor of the option. The put option requires six months’ notice for exercise.

The New Qoros Investor also had an option exercisable within two years from the closing date of the transaction to increase its stake to 67% by investing further directly into Qoros. Subsequent to year end, on January 8, 2020, the New Qoros Investor’s option expired.

As a result of the transaction, Kenon recognized a gain on third party investment in Qoros of approximately $504 million for the year ended December 31, 2018. The gain included recognition of Kenon’s put option in relation to Qoros which was initially valued at approximately $130 million. It was subsequently reduced by approximately $40 million to approximately $90 million as a result of fair value assessment at December 31, 2018. In 2019, it was further reduced by approximately $19 million to approximately $71 million as a result of the fair value assessment as at December 31, 2019. The put option is presented in the accompanying balance sheet under other current assets and other non-current assets.

3.
In January 2019, Kenon, on behalf of its wholly owned subsidiary Quantum (2007) LLC, announced that it had entered into an agreement to sell half (12%) of its remaining interest (24%) in Qoros to the New Qoros Investor for RMB1,560 million (approximately $220 million) (“2019 Transaction”), which was based on the same post-investment valuation as the initial investment by the New Qoros Investor in Qoros. In April 2020, Kenon completed the sale of half of its remaining interest in Qoros. Refer to Note 33.2 for further details.

As a result of the sale, Kenon will lose significant influence over Qoros and will account for its remaining 12% interest in Qoros on a fair value through profit or loss basis going forward. As a result of the change from equity to fair value accounting, Kenon expects to recognize a fair value gain on disposal of approximately $281 million.

The 12% investment in Qoros sold was classified as asset held for sale as at December 31, 2018. As at December 31, 2019, the 2019 Transaction had not yet been completed. As a result, this continues to be classified as asset held for sale as of December 31, 2019, as management expected the closing conditions to be completed by April 2020. Refer to Note 33.2 for further details.

The sale was not made pursuant to the put option described above in Note 9.B.b.2. As a result of the sale, the Majority Shareholder in Qoros will be required to assume its pro-rata share of guarantees and equity pledges of Kenon and Chery based on the change to its equity ownership. Refer to Note 33.2 for further details.

4.
Qoros incurred a net loss of RMB 2.2 billion (approximately $312 million) in 2019 and had net current liabilities of approximately RMB 3.5 billion (approximately $510 million) for the year ended December 31, 2019, (RMB2.2 billion (approximately $332 million) and RMB 1.5 billion (approximately $215 million) as of December 31, 2018 and (RMB 1.4 billion (approximately $211 million) and RMB 3.7 billion (approximately $555 million) as of December 31, 2017 respectively).

Qoros has given careful consideration to the future of its liquidity. Given its current financial situation, Qoros continues to rely on its shareholders for funding. With its available sources of finance and the addition of the New Strategic Partner, Qoros believes it will have sufficient financial resources to continue as a going concern for the next twelve months.

5.	Ansonia Loans

a.	Overview

On April 22 and September 2, 2016, Ansonia Holdings Singapore B.V. ("Ansonia"), which owns approximately 58% of the outstanding shares of Kenon, entered an agreement to provide loans (“Ansonia loans”) in an aggregate amount of up to RMB 450 million ($69 million) with an interest rate of 6% per annum, through Quantum, to support Qoros. Wuhu Chery completed its provision of loans to Qoros in the same amount and on similar conditions.

Following the transaction with the New Qoros Investor and the conversion of Quantum’s shareholder loans in Qoros to equity as described above, the Ansonia loans were fully repaid in August 2018.

6.	Financial Guarantees Provision and Releases

a.
In July 2012, Chery provided a guarantee to the banks, in the amount of RMB1.5 billion (approximately $242 million), in relation to an agreement with the banks to provide Qoros a loan, in the amount of RMB3 billion (approximately $482 million). In November 2015, Kenon provided back-to-back guarantees to Chery of RMB750 million (approximately $115 million) in respect of this loan thereby committing to pay half of every amount Chery may be required to pay with respect to the guarantee.  As a result, if Qoros is unable to comply with the terms of certain of its debt agreements, Kenon may be required to make payments under its guarantees to Chery. The fair value of the guarantee was recorded in the financial statements.

b.
On May 12, 2015, Qoros signed a Consortium Loan Agreement with the Export-Import Bank of China, and China Construction Bank Co., LTD, Suzhou Branch, concerning the Project of Research and Development of Hybrid Model (“Loan Agreement”), for an amount of RMB700 million (approximately $108 million) or in USD not exceeding the equivalent to RMB480 million (approximately $78 million) (the “Facility”).

c.
On June 15, 2015, this Facility was guaranteed by Chery and pledged with Qoros’ 90 vehicle patents with an appraisal value of minimum RMB3.1 billion (approximately $500 million). The Loan Agreement’s term of 102 months bears a 5-years interest rate quoted by the People’s Bank of China in RMB at LIBOR+10%, or in USD at LIBOR+3.50% per annum.

In relation to the above, Kenon provided back-to-back guarantees to Chery of RMB350 million (approximately $54 million) thereby committing to pay half of every amount Chery may be required to pay with respect to the guarantee. As at December 31, 2016, Qoros had drawn down the Facility of RMB700 million (approximately $108 million) with an interest rate of 5.39%. The fair value of the guarantee was recorded in the financial statements.

d.
On July 31, 2014, in order to secure additional funding for Qoros of approximately RMB 1.2 billion (approximately $200 million) IC pledged a portion of its shares (including dividends derived therefrom) in Qoros, in proportion to its share in Qoros’s capital, in favor of the Chinese bank providing Qoros with such financing. Simultaneously, the subsidiary of Chery that holds Chery’s rights in Qoros also pledged a proportionate part of its rights in Qoros. Such financing agreement includes, inter alia, covenants, events of immediate payment and/or early payment for violations and/or events specified in the agreement. The pledge agreement includes, inter alia, provisions concerning the ratio of securities and the pledging of further securities in certain circumstances, including pledges of up to all of Quantum’s shares in Qoros (or cash), provisions regarding events that would entitle the Chinese Bank to enforce the pledge, certain representations and covenants, and provisions regarding the registration and approval of the pledge.

As part of the reduction of guarantee obligations in Note 9.B.b.6, Kenon pledged approximately 9% of the outstanding shares of Qoros to Chery to secure the amount of the back-to-back guarantee reduction. Chery may also borrow from Kenon up to 5% of Qoros' outstanding shares to meet its pledge obligations under the abovementioned RMB 1.2 billion loan facility.

e.
On June 30, 2016, Kenon increased its previously recognized provision of approximately $30 million to approximately $160 million in respect to Kenon’s “back-to-back” guarantee obligations to Chery (RMB1,100 million), in respect of guarantees that Chery has given for Qoros’ bank debt and has pledged a portion of its interests in Qoros to secure Qoros’ bank debt. In addition to the then current liquidity needs of Qoros, its financial position and Kenon’s strategic intent, the provision was made due to uncertainty in the Chinese automobile market. As a result, Kenon recognised a $130 million charge to expense for such financial guarantees in its consolidated statement of profit or loss in 2016.

These back-to-back guarantees consist of (i) a back-to-back guarantee of one-half of the principal amount of Chery’s guarantee of RMB1.5 billion with respect to Qoros’ RMB3 billion facility, and (ii) a back-to-back guarantee of one-half of the principal amount of Chery’s guarantee of Qoros’ RMB700 million facility, and interest and fees, if applicable.

f.
On December 25, 2016. Kenon agreed to provide a RMB250 million (approximately $36 million) shareholder loan to Qoros, and in relation to this loan, the maximum amount of Kenon’s back-to-back guarantee obligations to Chery was reduced by RMB250 million (approximately $40 million). As part of the loan to Qoros, Kenon’s back-to-back guarantee obligations to Chery with respect to Chery’s guarantee of Qoros’ RMB3 billion loan facility with the Export-Import Bank of China (“EXIM Bank”) were reduced by one third, and the maximum amount of Kenon’s obligations under this back-to-back guarantee (subject to certain obligations to negotiate fees and interest) were reduced from RMB750 million to RMB500 million (approximately $72 million). In addition, Ansonia committed to fund RMB25 million (approximately $4 million) of Kenon’s remaining back-to-back guarantee obligations to Chery in certain circumstances (“Ansonia Commitment”).

Chery agreed to make a corresponding RMB250 million (approximately $40 million) loan to Qoros.

As part of this transaction, Quantum pledged approximately 9% of the outstanding shares of Qoros to Chery to secure the amount of the back-to-back guarantee reduction. Chery may also borrow from Quantum up to 5% of Qoros’ outstanding equity to meet its pledge obligations under the Qoros RMB 1.2 billion loan facility with EXIM Bank.

In order to facilitate Kenon’s above mentioned reduction in Kenon’s back-to-back guarantee obligations to Chery, an affiliate of Kenon’s major shareholder gave certain undertakings to Chery with respect to the released guarantee obligations.

g.
On March 10, 2017, Kenon announced that it had agreed to fund up to RMB777 million (approximately $114 million) to Qoros in relation to the full release of its remaining RMB825 million (approximately $125 million) back-to-back guarantee obligations to Chery in two tranches, which released Kenon from commitments to pay any related interest and fees to Chery under the guarantees.

On March 10, 2017, Kenon transferred RMB388.5 million (approximately $57 million) ("First Tranche Loans") to Qoros in relation to a reduction of RMB425 million (approximately $64 million) of Kenon's back-to-back guarantee obligations to Chery, including related interest and fees; the provision of the Second Tranche Loans was at Kenon's discretion.

As part of the First Tranche Loans, in relation to 50% reduction of the guarantee, Kenon funded 50% of such loans for Kenon and 50% on behalf of Chery. The proceeds of the First Tranche Loans were used to support Qoros' ordinary course working capital requirements, debt service requirements and investments in new initiatives, such as new-energy vehicles. The transactions enabled Kenon to support Qoros and its fundraising efforts, while reducing its back-to-back guarantee obligations to Chery.

On April 25, 2017, Kenon funded RMB100 million (approximately $16 million) as part of the remaining provision of RMB388.5 million to Qoros (the “Second Tranche Loans”) on similar terms in connection with the remaining RMB425 million reduction in its back-to-back guarantees.

To the extent that Chery's obligations under its guarantees are reduced, Kenon is entitled to the proportionate return from Chery of the loans provided on Chery's behalf (i.e., up to RMB388.5 million (approximately $57 million) with respect to the First Tranche Loans and the Second Tranche Loans) and the release of the pledges described above.

Following completion of the transaction with the New Qoros Investor in 2018, the New Qoros Investor was required to assume its pro rata share of guarantees and equity pledges of Kenon and Chery based on the changes to its equity ownership. As a result, Chery returned approximately RMB119 million (approximately $18 million) to Kenon in relation to loans previously provided by Kenon on Chery’s behalf (see above).

As at December 31, 2017, Kenon’s remaining liability under its guarantee obligations totals RMB288 million (approximately $44 million) in respect of RMB320 million (approximately $47 million) principal amount of debt. Since December 31, 2018, all provisions related to financial guarantees have been released. This was a result of Kenon’s assessment that, following the 2019 Transaction, the likelihood of future cash payments in relation to the guarantees is now not probable.

Set forth below is an overview of the movements in provision for financial guarantees provided by Kenon as described above:

Date	Description	Amount ($ million)
June 2016	Provision in respect of Kenon’s “back-to-back” guarantee obligations to Chery (See Note 9.B.b.6.e)	160
December 2016	Shareholder loan to Qoros (See Note 9.B.b.6.f)	(36)
March 2017	Transfer of First Tranche Loans (See Note 9.B.b.6.g)	(64)
April 2017	Transfer of Second Tranche Loans (See Note 9.B.b.6.g)	(16)
January 2018	Release of remaining financial guarantees (See Note 9.B.b.6.g)	(44)
December 2018	Year end balance	-

In addition, as at December 31, 2019, Quantum has pledged approximately 1% of the equity of Qoros to Chery in relation to the back-to-back guarantees, which pledges are enforceable to the extent Kenon would have been required to make payments under such guarantees but for the guarantee releases. Quantum has also pledged approximately 11% of the equity of Qoros in relation to Qoros’ RMB1.2 billion loan facility.

h.
As described above, in connection with the previous reductions in Kenon’s back-to-back guarantee obligations to Chery, Kenon provided cash collateral to Chery and the relevant agreements provide that Kenon is entitled to a proportionate return of this cash collateral to the extent that Chery's guarantee obligations are reduced. Kenon therefore received aggregate cash payments of $17 million from Chery in December 2019 and April 2020 following repayments on Qoros' bank loans and corresponding reductions of Chery’s obligations under its guarantees. In addition, as a result of the completion of the sale, Kenon expects to receive the remaining RMB5 million (approximately $1 million) cash collateral previously provided to Chery, bringing the total cash to be received from Chery to RMB244 million (approximately $36 million) in connection with these repayments.

7.	Business Plans

As at December 31, 2018 and December 31, 2019, Kenon concluded that the recoverable amount of its CGU, based on the 3rd-party transactions with the New Qoros Investor (see Note 9.B.b.2), was higher than the combined carrying value of the investment in Qoros (2018 and 2019) and the put option (2018 and 2019). The recoverable amount was determined based on fair value of Qoros’ assets less the costs of disposal. Therefore, no impairment was recognized in Qoros’ December 31, 2018 and December 31, 2019 financial statements in respect of its CGU.

C.	Details regarding dividends received from associated companies

	For the Year Ended December 31,
	2019	2018	2017
	$ Thousands
From associated companies	-	-	382

D.	Restrictions

Qoros

Qoros has restrictions with respect to distribution of dividends and sale of assets deriving from legal and regulatory restrictions, restrictions under the joint venture agreement and the Articles of Association and restrictions stemming from credit received.

ZIM

The holders of ordinary shares of ZIM are entitled to receive dividends when declared and are entitled to one vote per share at meetings of ZIM. All shares rank equally with regard to the ZIM's residual assets, except as disclosed below.

In the framework of the process of privatizing ZIM, all the State of Israel’s holdings in ZIM (about 48.6%) were acquired by IC pursuant to an agreement from February 5, 2004. As part of the process, ZIM allotted to the State of Israel a special State share so that it could protect the vital interests of the State.

On July 14, 2014 the State and ZIM reached a settlement agreement (the “Settlement Agreement”) that has been validated as a judgment by the Supreme Court. The Settlement Agreement provides, inter alia, the following arrangement shall apply: the State’s consent is required to any transfer of the shares in ZIM which confers on the holder a holding of 35% and more of the ZIM’s share capital. In addition, any transfer of shares which confers on the holders a holding exceeding 24% but not exceeding 35%, shall require prior notice to the State. To the extent the State determines that the transfer involves a potential damage to the State’s security or any of its vital interests or if the State did not receive the relevant information in order to formulate a decision regarding the transfer, the State shall be entitled to inform, within 30 days, that it objects to the transfer, and it will be required to reason its objection. In such an event, the transferor shall be entitled to approach a competent court on this matter.

Kenon’s ownership of ZIM shares is subject to the terms and conditions of the Special State Share, which restricts Kenon’s ability to transfer its equity interest in ZIM to third parties. The terms of the State of Israel’s consent of Kenon’s and Idan Ofer’s status, individually and collectively, as a “Permitted Holder” of ZIM’s shares, stipulates, among other things, that Kenon’s transfer of the means of control of ZIM is limited if the recipient is required to obtain the State of Israel’s consent, or is required to notify the State of Israel of its holding of ZIM shares pursuant to the terms of the Special State Share, unless such consent was obtained by the recipient or the State of Israel did not object to the notice provided by the recipient. In addition, the terms of the consent provide that, if Idan Ofer’s ownership interest in Kenon is less than 36% or Idan Ofer ceases to be the controlling shareholder, or sole controlling shareholder of Kenon, then Kenon’s rights with respect to its shares in ZIM will be limited to the rights applicable to an ownership of 24% of ZIM, until or unless the State of Israel provides its consent, or does not object to, this decrease in Idan Ofer’s ownership or control. Therefore, if Mr. Ofer sells a portion of his interest in Kenon and owns less than 36% of Kenon, or ceases to be Kenon’s controlling shareholder, then Kenon’s right to vote and receive dividends in respect of its ZIM shares, for example, will be limited to those available to a holder of 24% of ZIM’s shares (even if Kenon holds a greater percentage of ZIM’s shares). “Control”, for the purposes of this consent, is as defined in the State of Israel’s consent, with respect to certain provisions. Additionally, the State of Israel may revoke Kenon’s permit if there is a material change in the facts upon which the State of Israel’s consent was based, or upon a breach of the provisions of the Special State Share by Kenon, Mr. Ofer, or ZIM.

The Special State Share is non-transferable. Except for the rights attached to the said share, it does not confer upon its holder voting rights or any share capital related rights.